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                                                             Exhibit 23


                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in the Registration Statements of Value City Department Stores, Inc. on Form S-8 (File Nos. 33-44207, 33-50198, 33-55348, 33-55350, 33- 78586, 33-80588, 33-92966, 333-15957, 333-15961 and
333-66239) of our report dated March 23, 1999, appearing in the Annual
Report on Form 10-K of Value City Department Stores, Inc. for the six month period ended January 30, 1999.



                                                          Deloitte & Touche  LLP



Columbus, Ohio
April 29, 1999